UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    October 28, 2005
                                                ______________________________


                            TD Banknorth Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)


         Delaware                       000-51179                 01-0437984
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine               04112-9540
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events
          ------------

     On October 28, 2005, TD Banknorth Inc. issued the press release included as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99                  Press Release, dated October 28, 2005
























                                    2

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         TD BANKNORTH INC.


                         By:  /s/ Peter J. Verrill
                              ------------------------------------------
                              Name:  Peter J. Verrill
                              Title: Senior Executive Vice President and
                                     Chief Operating Officer

Date:  October 28, 2005